Exhibit 10.16
FIRST AMENDMENT TO THE
AMENDED AND RESTATED STOCKHOLDERS AGREEMENT
OF
C&J ENERGY SERVICES, INC.
A Delaware Corporation
     THIS FIRST AMENDMENT (the “Amendment”) to the Amended and Restated Stockholders Agreement (the “A&R Stockholders Agreement”) of C&J Energy Services, Inc. (the “Company”) is made and entered into as of this 12th day of May 2011 by and among the Company and the Sponsor Demand Holders. Capitalized terms used herein but not defined herein shall have the meanings ascribed to them in the A&R Stockholders Agreement.
W I T N E S S E T H:
     WHEREAS, certain stockholders of the Company who were party to the Shareholders Agreement, dated October 16, 2006, and who should have been included on Exhibit B to the A&R Stockholders Agreement were erroneously omitted there from;
     WHEREAS, pursuant to Section 4.9 of the A&R Stockholders Agreement, the Company and the Sponsor Demand Holders desire to amend the A&R Stockholders Agreement as set forth in this Agreement to add those stockholders who were erroneously omitted from Exhibit B to Exhibit B;
     NOW, THEREFORE, in consideration of the foregoing premises and the mutual covenants and agreements as set forth herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:
     Section 1. Amendment to Exhibit B. Exhibit B shall be amended and replaced in its entirety by Exhibit B hereto.
     Section 2. This Amendment may be executed in several counterparts, each of which shall be an original of this Amendment but all of which, taken together, shall constitute one and the same Amendment.
     Section 3. Except as expressly amended herein, all terms and provisions of the A&R Stockholders Agreement shall remain in full force and effect.
[Signature Pages Follow]

     IN WITNESS WHEREOF, the undersigned has executed this Agreement on behalf of the Company as of the date first set forth above.

COMPANY: C&J Energy Services, Inc.
By:	/s/ Theodore R. Moore
	Name:	Theodore R. Moore
	Title:	Vice President — General Counsel

First Amendment To The
Amended And Restated Stockholders Agreement
Of C&J Energy Services, Inc.
Signature Page 1 of 3

     IN WITNESS WHEREOF, the undersigned, being the Sponsor Demand Holders, have executed this Agreement as of the date first set forth above.

SPONSOR DEMAND HOLDERS: StepStone Capital Partners II Onshore, L.P.
By: StepStone Co-Investment Funds GP, LLC,
its General Partner

By:	/s/ Darren Friedman
	Name:	Darren Friedman
	Title:	Partner

StepStone Capital Partners II Cayman Holdings, L.P.
By: StepStone Co-Investment Funds GP, LLC,
its General Partner

By:	/s/ Darren Friedman
	Name:	Darren Friedman
	Title:	Partner

2006 Co-Investment Portfolio, L.P.
By: StepStone Co-Investment Funds GP, LLC,
its General Partner

By:	/s/ Darren Friedman
	Name:	Darren Friedman
	Title:	Partner

First Amendment To The
Amended And Restated Stockholders Agreement
Of C&J Energy Services, Inc.
Signature Page 2 of 3

Citigroup Capital Partners II Employee Master Fund, L.P.
By: Citigroup Private Equity LP,
its General Partner

By:	/s/ Matthew Coeny
	Name:	Matthew Coeny

	Title:	Authorized Signatory

Energy Spectrum Partners IV LP
By: Energy Spectrum Capital IV LP,
its General Partner

By:	/s/ James P. Benson
	Name:	James P. Benson
	Title:	Managing Partner

First Amendment To The
Amended And Restated Stockholders Agreement
Of C&J Energy Services, Inc.
Signature Page 3 of 3

EXHIBIT B
to
AMENDED AND RESTATED
STOCKHOLDERS AGREEMENT
(the “Agreement”)
dated as of December 23, 2010
by and among
C&J ENERGY SERVICES, INC.
and
THE OTHER PARTIES THERETO
STOCKHOLDERS

Name	Address
StepStone Capital Partners II Onshore, L.P.	Intentionally Omitted
StepStone Capital Partners II Cayman Holdings, L.P.
2006 Co-Investment Portfolio, L.P.
Citigroup Capital Partners II Employee Master Fund, L.P.
Energy Spectrum Partners IV LP
Christopher B. Simmons Sr.
John D. Foret
Brandon D. Simmons
Randal C. McMullen
Aaron Larson
James D. Moore
Michael J. Thorn
Phillip Bryson
Joseph Patrick Winstead
Josh Comstock
Joshua E. Comstock Annuity
Rebecca Anne Comstock Annuity
Brian Patton
Leighton James
Flyod Woodall
Mike Forgacs
Lance Bradley
Todd Wendland
Brett Barrier
C&J Energy Services, Inc.
Exhibit B to Stockholders Agreement
B-1